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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               ---------------

                                   FORM  8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                   USEC INC.
             (Exact name of registrant as specified in its charter)

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
          DELAWARE                                                     52-2107911
         ---------                                          ---------------------------------
(State of Incorporation or Organization)                    (IRS Employer Identification No.)
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                               2 DEMOCRACY CENTER
                              6903 ROCKLEDGE DRIVE
                             BETHESDA, MD     20817
                             ----------------------
              (Address of principal executive offices) (Zip code)

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
If this form relates to the registration of        If this form relates to registration of a
a class of securities pursuant to Section          class of securities pursuant to Section
12(b) of the Exchange Act and is effective         12(g) of the Exchange Act and is effective
pursuant to General Instruction A.(c),             pursuant to General Instruction A.(d),
please check the following box. [ ]                please check the following box. [ ]
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Securities Act registration statement file number to which this form relates:
                                   333-57955
                                (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

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
Title of Each Class to be so Registered              Name of Each Exchange on Which Each Class
---------------------------------------              is to be Registered
                                                     -------------------
Common stock, par value $.10 per share               New York Stock Exchange
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Securities to be registered pursuant to Section 12(g) of the Act:

                                      None
                                (Title of Class)


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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

The description under the heading "Description of Capital Stock" relating to the Registrant's Common Stock, par value $.10 per share, contained in the Prospectus included in the Registration Statement on Form S-1 (No. 333-57955) (the "Registration Statement"), filed by the Registrant with the Securities and Exchange Commission, is incorporated herein by reference.

ITEM 2.  EXHIBITS.

         1. Certificate of Incorporation of USEC Inc. (Incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-1).

         2. Bylaws of USEC Inc. (Incorporated by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form S-1).

         3. Specimen common stock certificate (Incorporated by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form S-1).



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                                   SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


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
                                                   USEC Inc.

Date  July   8, 1998                               By  /s/  HENRY Z SHELTON, JR.
                                                          ---------------------------
                                                   Name:    Henry Z Shelton, Jr.
                                                   Title:   Vice President and
                                                            Chief Financial Officer
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